UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 22, 2021

GOOD HEMP, INC.
(Exact name of registrant as specified in its charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-54509	45-2578051
(Commission File Number)	(IRS Employer Identification No.)

20311 Chartwell Ctr. Dr., Ste. 1469, Cornelius, NC	28031
(Address of Principal Executive Offices)	(Zip Code)

1-800-947-9197

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§204.12b-2 of this chapter.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The information provided below in Item 5.02 is incorporated by reference into this Item 1.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 22, 2021, Emma Setzer resigned as the Chief Financial Officer of Good Hemp Inc. (the “Company”), and Rodney Sperry was appointed as the Company’s Chief Financial Officer. Ms. Setzer will continue to assist the Company’s accounting needs, and her resignation was not the result of any disagreement with the Company.

Mr. Sperry, age 53, has fourteen years of experience in public company accounting. His industry background includes audits for both private and publicly traded companies in various industries including manufacturing, distribution, mining, energy, and not for profit organizations. He has served as outside controller for several public companies over the last eleven years and has been responsible for SEC filings and compliance. Mr. Sperry was a licensed CPA in the State of Utah from February 2001 through September 2014, and he has operated his own accounting and business consulting practice for the past eleven years. He obtained his Bachelor’s degree in accounting from Westminster College and his Master’s degree in business administration (MBA) from Utah State University.

In connection with Mr. Sperry’s appointment, the Company entered into an engagement agreement (the “Engagement Agreement”) with Sperry Advisory Services, LLC, a Utah limited liability company operated by Mr. Sperry through which he provides business and accounting consulting services, pursuant to which Mr. Sperry will be compensated $150 per hour for services in connection with preparation of financial statements and public company reporting, and $90 per hour for bookkeeping services. The agreement can be terminated by either party upon the provision of 30 days’ notice to the other party.

The foregoing description of the Engagement Agreement does not purport to be complete is qualified in its entirety by reference to the full text of the Engagement Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Engagement Agreement, between Good Hemp, Inc. and Sperry Advisory Services, LLC, dated June 16, 2021 *

*Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOD HEMP, INC.

Dated: June 25, 2021	By:	/s/ William Alessi
William Alessi
Chief Executive Officer

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